UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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VECTOIQ ACQUISITION CORP.

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PRELIMINARY COPY

VECTOIQ ACQUISITION CORP.
1354 Flagler Drive

Mamaroneck, NY 10543

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD May 12, 2020

To the Stockholders of VectoIQ Acquisition Corp.:

You are cordially invited to attend the special meeting (the “special meeting”) of stockholders of VectoIQ Acquisition Corp. (“VectoIQ,” “Company,” “we,” “us” or “our”) to be held on May 12, 2020 at 11:00 a.m., local time, at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, VA 22102 to consider and vote upon the following proposals:

•	a proposal to amend (the “Charter Amendment”) VectoIQ’s amended and restated certificate of incorporation (the “charter”) to extend the date by which VectoIQ has to consummate a business combination (the “Extension”) from May 18, 2020 to July 31, 2020 (the “Extended Date”); and

•	a proposal to adjourn the special meeting (the “Adjournment Proposal”) to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the foregoing proposal.

Each of the Charter Amendment and the Adjournment Proposal are more fully described in the accompanying proxy statement.

The purpose of the Charter Amendment is to allow VectoIQ more time to complete its proposed business combination (the “Transaction”) with Nikola Corporation (“Nikola”) pursuant to the Business Combination Agreement, dated as of March 2, 2020 (as it may be amended, the “Business Combination Agreement”), by and among VectoIQ, VCTIQ Merger Sub Corp. (“Merger Sub”) and Nikola. VectoIQ’s initial public offering (“IPO”) prospectus and charter provide that VectoIQ has until May 18, 2020 to complete a business combination. While we have entered into the Business Combination Agreement with Merger Sub and Nikola and we have filed a registration statement containing a preliminary proxy statement with the U.S. Securities and Exchange Commission in respect of the Transaction, our board of directors (the “Board”) currently believes that there may not be sufficient time before May 18, 2020 to hold a special meeting to vote for stockholder approval of the Transaction and consummate the Transaction. Accordingly, the Board believes that in order to be able to consummate the Transaction, we will need to obtain the Extension. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date that VectoIQ has to consummate a business combination to the Extended Date.

Holders (“public stockholders”) of shares of VectoIQ’s common stock sold in the IPO (“public shares”) may elect to redeem their shares for their pro rata portion of the funds available in the trust account in connection with the Charter Amendment (the “Election”) regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the special meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. VectoIQ believes that such redemption right protects VectoIQ’s public stockholders from having to sustain their investments for an unreasonably long period if VectoIQ fails to consummate a suitable acquisition in the timeframe initially contemplated by its charter. In addition, regardless of whether public stockholders vote “FOR” or “AGAINST” the Charter Amendment, or do not vote, or do not instruct their broker or bank how to vote, at the special meeting, if the Charter Amendment is approved by the requisite vote of stockholders (and not abandoned), the remaining holders of public shares will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account upon consummation of a business combination.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the special meeting. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

VectoIQ estimates that the per-share pro rata portion of the trust account will be approximately $10.36 at the time of the special meeting, based on the approximate amount of $238.4 million held in the trust account as of March 31, 2020. The closing price of VectoIQ’s common stock on April 17, 2020 was $11.74. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving $1.38 less for each share than if such stockholder sold the shares in the open market. VectoIQ cannot assure stockholders that they will be able to sell their shares of VectoIQ common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Charter Amendment is not approved and we do not consummate the Transaction (or another business combination) by May 18, 2020, as contemplated by our IPO prospectus and in accordance with our charter, or if the Charter Amendment is approved and we do not file such amendment to our charter, we will cease all operations except for the purpose of winding up and as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the public shares with the aggregate amount then on deposit in the trust account, including interest not previously released to VectoIQ to pay taxes (less taxes payable and up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then outstanding public shares.

The affirmative vote (in person or by proxy) of at least 65% of all then outstanding shares of our common stock entitled to vote thereon at the special meeting is required to approve the Charter Amendment. Approval of the Adjournment Proposal requires the affirmative vote (in person or by proxy) of the holders of a majority of the shares of our common stock that are voted at the special meeting.

The Board has fixed the close of business on April 15, 2020 as the date for determining VectoIQ stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of VectoIQ common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof.

After careful consideration of all relevant factors, the Board has determined that the Charter Amendment is fair to and in the best interests of VectoIQ and its stockholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” it. In addition, the Board recommends that you vote “FOR” the approval of the Adjournment Proposal.

Under Delaware law and VectoIQ’s bylaws, no other business may be transacted at the special meeting.

Enclosed is the proxy statement containing detailed information concerning the Charter Amendment, the Adjournment Proposal and the special meeting. In light of the ongoing health concerns relating to the COVID-19 coronavirus pandemic and to best protect the health and welfare of the Company’s stockholders and personnel, the Company urges that stockholders do not attend the special meeting in person. Stockholders are nevertheless urged to vote their proxies by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope.

The special meeting is currently scheduled to be held in person as indicated above. However, we are actively monitoring the coronavirus, or COVID-19, situation and if we determine that it is not possible or advisable to hold the special meeting in person, or to hold the meeting on the time or date or at the location indicated above, we will announce alternative arrangements for the meeting as promptly as practicable, which may include switching to a virtual meeting format, or changing the time, date or location of the special meeting. Any such change will be announced via press release and the filing of additional proxy materials with the Securities and Exchange Commission.

Dated: April 20, 2020

By Order of the Board of Directors,

/s/ Stephen J. Girsky
President and Chief Executive Officer

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against the Charter Amendment.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on May 12, 2020: This notice of meeting and the accompany proxy statement are available at https://www.cstproxy.com/vectolqacquisitioncorp/sm2020.

VECTOIQ ACQUISITION CORP.
1354 Flagler Drive

Mamaroneck, NY 10543

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD May 12, 2020

PROXY STATEMENT

The special meeting (the “special meeting”) of stockholders of VectoIQ Acquisition Corp. (“VectoIQ,” “Company,” “we,” “us” or “our”), a Delaware corporation, will be held on May 12, 2020 at 11:00 a.m., local time, at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, VA 22102 to consider and vote upon the following proposals:

•	proposal to amend (the “Charter Amendment”) VectoIQ’s amended and restated certificate of incorporation (the “charter”) to extend the date by which VectoIQ has to consummate a business combination (the “Extension”) from May 18, 2020 to July 31, 2020 (the “Extended Date”); and

•	proposal to adjourn the special meeting (the “Adjournment Proposal”) to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the foregoing proposal.

 The Charter Amendment is essential to the overall implementation of the Board’s plan to extend the date that VectoIQ has to complete a business combination. The purpose of the Charter Amendment is to allow VectoIQ more time to complete its proposed business combination (the “Transaction”) with Nikola Corporation (“Nikola”) pursuant to the Business Combination Agreement, dated as of March 2, 2020 (as it may be amended, the “Business Combination Agreement”), by and among VectoIQ, VCTIQ Merger Sub Corp. (“Merger Sub”) and Nikola. VectoIQ’s initial public offering (“IPO”) prospectus and charter provide that VectoIQ has until May 18, 2020 to complete a business combination. While we have entered into the Business Combination Agreement with Merger Sub and Nikola and we have filed a registration statement containing a preliminary proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) in respect of the Transaction, our board of directors (the “Board”) currently believes that there may not be sufficient time before May 18, 2020 to hold a special meeting to vote for stockholder approval of the Transaction and consummate the Transaction. Accordingly, the Board believes that in order to be able to consummate the Transaction, we will need to obtain the Extension. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date that VectoIQ has to consummate a business combination to the Extended Date.

The affirmative vote (in person or by proxy) of at least 65% of all then outstanding shares of our common stock entitled to vote thereon at the special meeting is required to approve the Charter Amendment. Approval of the Adjournment Proposal requires the affirmative vote (in person or by proxy) of the holders of a majority of the shares of our common stock that are voted at the special meeting.

Holders (“public stockholders”) of shares of VectoIQ’s common stock (“public shares”) sold in the IPO may elect to redeem their shares for their pro rata portion of the funds available in the trust account in connection with the Charter Amendment (the “Election”) regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the special meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. In addition, regardless of whether public stockholders vote “FOR” or “AGAINST” the Charter Amendment, or do not vote, or do not instruct their broker or bank how to vote, at the special meeting, if the Charter Amendment is approved by the requisite vote of stockholders (and not abandoned), the remaining public stockholders will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account upon consummation of the Transaction when it is submitted to the stockholders.

The withdrawal of funds from the trust account in connection with the Election will reduce the amount held in the trust account following the redemption, and the amount remaining in the trust account may be significantly reduced from the approximately $238.4 million that was in the trust account as of March 31, 2020. In such event, VectoIQ may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Charter Amendment is not approved and we do not consummate the Transaction (or another business combination) by May 18, 2020, as contemplated by our IPO prospectus and in accordance with our charter, or if the Charter Amendment is not approved and we do not consummate the Transaction (or another business combination) by May 18, 2020, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to us to pay taxes (less taxes payable and up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Prior to the IPO, VectoIQ’s initial stockholders waived their rights to participate in any liquidation distribution with respect to their shares of common stock, par value $0.0001 per share, which were acquired by them prior to the IPO (the “founder shares”). As a consequence of such waivers, a liquidating distribution will be made only with respect to the public shares. There will be no distribution from the trust account with respect to VectoIQ’s warrants, which will expire worthless in the event we wind up.

To protect amounts held in the trust account, VectoIQ Holdings, LLC (our “sponsor”) has agreed that it will be liable to ensure that the proceeds in the trust account are not reduced below $10.10 per share by the claims of target businesses or claims of vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us, but we cannot assure you that it will be able to satisfy its indemnification obligations if it is required to do so. Additionally, the agreement entered into by our sponsor specifically provides for two exceptions to the indemnity it has given: it will have no liability (1) as to any claimed amounts owed to a target business or vendor or other entity who has executed an agreement with us waiving any right, title, interest or claim of any kind they may have in or to any monies held in the trust account, or (2) as to any claims for indemnification by the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act. We have not independently verified whether our sponsor has sufficient funds to satisfy its indemnity obligations and believe that our sponsor’s only assets are securities of our company. We have not asked our sponsor to reserve for such indemnification obligations. As a result, if we liquidate, the per-share distribution from the trust account could be less than $10.10 due to claims or potential claims of creditors. We will distribute to all of our public stockholders, in proportion to their respective equity interests, an aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account net of interest that may be used by us to pay our franchise and income taxes payable.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. The pro rata portion of our trust account distributed to our public stockholders upon the redemption of 100% of our outstanding public shares in the event we do not complete our initial business combination within the required time period may be considered a liquidation distribution under Delaware law. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

However, because we will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the subsequent ten years. However, because we are a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses, such as Nikola.

Approval of the Charter Amendment proposal will constitute consent for VectoIQ to instruct the trustee to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the trust account relating to the redeemed public shares and (ii) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by VectoIQ to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now, will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Charter Amendment is approved.

The record date for the special meeting is April 15, 2020. Record holders of VectoIQ common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 29,640,000 outstanding shares of VectoIQ common stock. VectoIQ’s warrants do not have voting rights.

This proxy statement contains important information about the special meeting and the proposals. Please read it carefully and vote your shares.

This proxy statement is dated April 20, 2020 and is first being mailed to stockholders on or about that date.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annex to this proxy statement.

Q. Why am I receiving this proxy statement?

A.       This proxy statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the Board, for use at the special meeting of stockholders to be held on May 12, 2020 at 11:00 a.m., local time, at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, VA 22102, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the special meeting.

VectoIQ is a blank check company formed for the purpose of entering into a merger, stock exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. In May 2018, VectoIQ consummated its IPO from which it derived gross proceeds of $230 million, including proceeds from the exercise of the underwriters’ over-allotment option. Like most blank check companies, our charter provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if no qualifying business combination is consummated on or before a certain date (in our case, May 18, 2020). The Board believes that it is in the best interests of the stockholders to continue VectoIQ’s existence until the Extended Date in order to allow VectoIQ more time to complete our pending business combination with Nikola and is submitting this proposal to the stockholders to vote upon. In addition, we are proposing a measure to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the foregoing proposal.

Q. What is being voted on?

A.       You are being asked to vote on:

•         a proposal to amend VectoIQ’s charter to extend the date by which VectoIQ has to consummate a business combination to the Extended Date; and

•         a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the foregoing proposal.

The Charter Amendment proposal is essential to the overall implementation of the Board’s plan to extend the date that VectoIQ has to complete a business combination. Approval of the Charter Amendment is a condition to the implementation of the Extension.

If the Extension is implemented, the stockholders’ approval of the Charter Amendment proposal will constitute consent for VectoIQ to remove the Withdrawal Amount from the trust account, deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for VectoIQ’s use in connection with consummating a business combination on or before the Extended Date.

We will not proceed if we do not have at least $5,000,001 of net tangible assets following approval of the Charter Amendment proposal, after taking into account the Election.

If the Charter Amendment proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. VectoIQ cannot predict the amount that will remain in the trust account if the Charter Amendment proposal is approved; and the amount remaining in the trust account may be significantly reduced from the approximately $238.4 million that was in the trust account as of March 31, 2020. In such event, VectoIQ may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Charter Amendment proposal is not approved and we have not consummated a business combination by May 18, 2020, or if the Charter Amendment proposal is approved and we have not consummated a business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to us to pay taxes (less taxes payable and up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

VectoIQ’s initial stockholders have waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event we wind up. VectoIQ will pay the costs of liquidation from its remaining assets held outside of the trust account.

Q. Why is the Company proposing the Charter Amendment proposal?

A.       VectoIQ’s charter provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if no qualifying business combination is consummated on or before May 18, 2020. Accordingly, the trust agreement provides for the trustee to liquidate the trust account and distribute to each public stockholder its pro rata share of such funds if a qualifying business combination is not consummated on or before such date provided in VectoIQ’s charter. As we explain below, VectoIQ believes it may not be able to complete the Transaction by that date. We are asking for an extension of this timeframe in order to complete an initial business combination.

While we have entered into the Business Combination Agreement with Merger Sub and Nikola and we have filed a registration statement containing a preliminary proxy statement with the SEC in respect of the Transaction, the Board currently believes that there may not be sufficient time before May 18, 2020 to hold a special meeting to vote for stockholder approval of the Transaction and consummate the Transaction. Accordingly, the Board believes that in order to be able to consummate the Transaction, we will need to obtain the Extension.

Because VectoIQ may not be able to conclude a business combination within the permitted time period, VectoIQ has determined to seek stockholder approval to extend the date by which VectoIQ has to complete a business combination.

VectoIQ believes that given VectoIQ’s expenditure of time, effort and money on finding a business combination, circumstances warrant providing public stockholders an opportunity to consider the Transaction. Accordingly, the Board is proposing the Charter Amendment to extend VectoIQ’s corporate existence.

You are not being asked to vote on the Transaction at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on the Transaction (or any other proposed business combination) when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

Q. Why should I vote for the Charter Amendment?

A.       The Board believes stockholders should have an opportunity to evaluate the Transaction. Accordingly, the Board is proposing the Charter Amendment to extend the date by which VectoIQ has to complete a business combination until the Extended Date and to allow for the Election. The Extension would give the Company the opportunity to hold a stockholder vote for the approval of the Transaction.

The affirmative vote of the holders of at least 65% of all then outstanding shares of common stock is required to effect an amendment to VectoIQ’s charter that would extend its corporate existence beyond May 18, 2020. Additionally, VectoIQ’s charter requires that all public stockholders have an opportunity to redeem their public shares in the case VectoIQ’s corporate existence is extended. We believe that this charter provision was included to protect VectoIQ stockholders from having to sustain their investments for an unreasonably long period if VectoIQ failed to find a suitable business combination in the timeframe contemplated by the charter. Given VectoIQ’s expenditure of time, effort and money on the potential business combination with Nikola, circumstances warrant providing those who would like to consider whether the proposed Transaction with Nikola is an attractive investment with an opportunity to consider such transaction, inasmuch as VectoIQ is also affording stockholders who wish to redeem their public shares the opportunity to do so, as required under its charter. Accordingly, we believe the Extension is consistent with VectoIQ’s charter and IPO prospectus.

Q. How do the VectoIQ insiders intend to vote their shares?

A.       All of VectoIQ’s founders, directors, executive officers and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Charter Amendment proposal and the Adjournment Proposal.

VectoIQ’s founders, directors, executive officers and their respective affiliates are not entitled to redeem their founder shares. With respect to shares purchased in the open market by VectoIQ’s founders, directors, executive officers and their respective affiliates, such public shares may be redeemed. On the record date, VectoIQ’s founders, directors, executive officers and their affiliates beneficially owned and were entitled to vote 6,640,000 shares, representing approximately 22.4% of VectoIQ’s issued and outstanding common stock. VectoIQ’s founders, directors, executive officers and their affiliates did not beneficially own any public shares as of such date.

VectoIQ’s founders, directors, executive officers and their affiliates may choose to buy public shares in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Charter Amendment proposal. Any public shares held by affiliates of VectoIQ may be voted in favor of the Charter Amendment proposal.

Q. What vote is required to approve each of the proposals?	A. Approval of the Charter Amendment will require the affirmative vote (in person or by proxy) of at least 65% of all then outstanding shares of VectoIQ’s common stock entitled to vote thereon at the special meeting. Approval of the Adjournment Proposal requires the affirmative vote (in person or by proxy) of the holders of a majority of the shares of VectoIQ’s common stock that are voted at the special meeting. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the approval of the Adjournment Proposal. With respect to the Charter Amendment proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes.
Q. What if I don’t want to vote for the Charter Amendment proposal?	A. If you do not want the Charter Amendment to be approved, you must abstain, not vote, or vote against the proposal. If the Charter Amendment is approved, and the Extension is implemented, the Withdrawal Amount will be withdrawn from the trust account and paid to the redeeming public stockholders.
Q. Will you seek any further extensions to liquidate the trust account?	A. Other than the extension until the Extended Date as described in this proxy statement, VectoIQ does not currently anticipate seeking any further extension to consummate a business combination. VectoIQ has provided that all holders of public shares, including those who vote for the Charter Amendment, may elect to redeem their public shares into their pro rata portion of the trust account and should receive the funds shortly after the stockholder meeting which is scheduled for May 12, 2020. Those holders of public shares who elect not to redeem their shares in connection with the Charter Amendment proposal shall retain redemption rights with respect to future business combinations, or, if VectoIQ does not consummate a business combination by the Extended Date, such holders shall be entitled to their pro rata portion of the trust account on such date.

Q. What happens if the Charter Amendment is not approved?

A.       If the Charter Amendment is not approved and we have not consummated a business combination by May 18, 2020, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to us to pay taxes (less taxes payable and up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

VectoIQ’s initial stockholders waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up. VectoIQ will pay the costs of liquidation from its remaining assets held outside of the trust account, which it believes are sufficient for such purposes.

Q. If the Charter Amendment proposal is approved, what happens next?

A.       VectoIQ will continue its efforts to obtain approval for the Transaction at a special meeting of its stockholders and consummate the closing of the Transaction prior to the Extended Date.

VectoIQ is seeking approval of the Charter Amendment because VectoIQ may not be able to obtain approval for the Transaction at a special meeting of its stockholders and consummate the closing of the Transaction prior to May 18, 2020.

Upon approval by holders of at least 65% of the common stock outstanding as of the record date of the Charter Amendment proposal, VectoIQ will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto. VectoIQ will remain a reporting company under the Securities Exchange Act of 1934 and its units, common stock and warrants will remain publicly traded.

If the Charter Amendment proposal is approved, the removal of the Withdrawal Amount from the trust account will reduce the amount remaining in the trust account and increase the percentage interest of VectoIQ’s common stock held by VectoIQ’s founders, directors and officers through the founder shares.

If the Charter Amendment proposal is approved, but VectoIQ does not consummate a business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to us to pay taxes (less taxes payable and up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

VectoIQ’s initial stockholders waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up. VectoIQ will pay the costs of liquidation from its remaining assets held outside of the trust account, which it believes are sufficient for such purposes.

Q. Would I still be able to exercise my redemption rights if I vote against the Transaction?	A. Unless you elect to redeem all of your shares, you will be able to vote on the Transaction (or any other proposed business combination) when it is submitted to stockholders. If you disagree with the Transaction (or any other proposed business combination), you will retain your right to redeem your public shares upon consummation of a business combination in connection with the stockholder vote to approve the business combination, subject to any limitations set forth in VectoIQ’s charter.
Q. How do I change my vote?	A. If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to VectoIQ’s secretary at the address listed below prior to the date of the special meeting or by voting in person at the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to VectoIQ’s secretary. As discussed below, in light of the ongoing health concerns relating to the COVID-19 coronavirus pandemic, the Company urges that stockholders do not attend the special meeting in person.

Q. How are votes counted?

A.       Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. The Charter Amendment proposal must be approved by the affirmative vote (in person or by proxy) of at least 65% of all then outstanding shares of our common stock entitled to vote thereon at the special meeting. The Adjournment Proposal must be approved by the affirmative vote (in person or by proxy) of the holders of a majority of the shares of our common stock that are voted at the special meeting.

With respect to the Charter Amendment proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes. The approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the votes cast by stockholders represented in person or by proxy. Accordingly, a stockholder’s failure to vote by proxy or to vote in person at the Special Meeting will not be counted towards the number of shares of common stock required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal. If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange applicable to member brokerage firms. These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

Q. If my shares are held in “street name,” will my broker automatically vote them for me?	A. With respect to the Charter Amendment proposal and the Adjournment Proposal, your broker can vote your shares only if you provide them with instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions.
Q. What is a quorum requirement?

A.       A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present with regard to each of the Charter Amendment and the Adjournment Proposal if at least a majority of the outstanding shares of common stock on the record date are represented by stockholders present at the meeting or by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the special meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the special meeting may be adjourned to another date.

Q. Who can vote at the special meeting?

A.       Only holders of record of VectoIQ’s common stock at the close of business on April 15, 2020, the record date, are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. On the record date, 29,640,000 shares of common stock, including 23,000,000 public shares, were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with VectoIQ’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the special meeting or vote by proxy.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

In light of the ongoing health concerns relating to the COVID-19 coronavirus pandemic and to best protect the health and welfare of the Company’s stockholders and personnel, the Company urges that stockholders do not attend the special meeting in person. Stockholders are nevertheless urged to vote their proxies by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope, or to direct their brokers or other agents on how to vote the shares in their accounts, as applicable.

Q. How does the Board recommend I vote?	A. After careful consideration of the terms and conditions of these proposals, the Board has determined that the Charter Amendment is fair to and in the best interests of VectoIQ and its stockholders. The Board recommends that VectoIQ’s stockholders vote “FOR” the Charter Amendment. In addition, the Board recommends that you vote “FOR” the Adjournment Proposal.
Q. What interests do the Company’s directors and officers have in the approval of the proposals?	A. VectoIQ’s directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of founder shares and warrants that may become exercisable in the future and the possibility of future compensatory arrangements. See the section entitled “The Charter Amendment Proposal—Interests of VectoIQ’s Directors and Officers.”
Q. What if I object to the Charter Amendment? Do I have appraisal rights?	A. If you do not want the Charter Amendment to be approved, you must vote against the proposal, abstain from voting or refrain from voting. If holders of public shares do not elect to redeem their public shares, such holders shall retain redemption rights in connection with the Transaction (or any other initial business combination VectoIQ may propose if the Transaction is not consummated). You will still be entitled to make the Election if you vote against, abstain or do not vote on the Charter Amendment. In addition, public stockholders who do not make the Election would be entitled to redemption if the Company has not completed a business combination by the Extended Date. VectoIQ stockholders do not have appraisal rights in connection with the Charter Amendment under the DGCL.
Q. What happens to the VectoIQ warrants if the Charter Amendment is not approved?	A. If the Charter Amendment is not approved and we have not consummated a business combination by May 18, 2020, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to us to pay taxes (less taxes payable and up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up.
Q. What happens to the VectoIQ warrants if the Charter Amendment is approved?	A. If the Charter Amendment proposal is approved, VectoIQ will continue to attempt to complete the Transaction by the Extended Date, and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms and will become exercisable 30 days after the completion of a business combination. The warrants will expire at 5:00 p.m., New York City time, five years after the completion of the initial business combination or earlier upon redemption or liquidation.

Q. What do I need to do now?	A. VectoIQ urges you to read carefully and consider the information contained in this proxy statement, including the annex, and to consider how the proposals will affect you as a VectoIQ stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.
Q. How do I vote?

A.       If you are a holder of record of VectoIQ common stock, you may vote in person at the special meeting or by submitting a proxy for the special meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote in person if you have already voted by proxy.

If your shares of VectoIQ common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

In light of the ongoing health concerns relating to the COVID-19 coronavirus pandemic and to best protect the health and welfare of the Company’s stockholders and personnel, the Company urges that stockholders do not attend the special meeting in person. Stockholders are nevertheless urged to vote their proxies by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope, or to direct their brokers or other agents on how to vote the shares in their accounts, as applicable.

The special meeting is currently scheduled to be held in person as indicated above. However, we are actively monitoring the coronavirus, or COVID-19, situation and if we determine that it is not possible or advisable to hold the special meeting in person, or to hold the meeting on the time or date or at the location indicated above, we will announce alternative arrangements for the meeting as promptly as practicable, which may include switching to a virtual meeting format, or changing the time, date or location of the special meeting. Any such change will be announced via press release and the filing of additional proxy materials with the Securities and Exchange Commission.

Q. How do I redeem my shares of VectoIQ common stock?

A.       If the Extension is implemented, each public stockholder may seek to redeem such stockholder’s public shares for its pro rata portion of the funds available in the trust account, including any amounts representing interest earned on the trust account, less taxes payable. You will also be able to redeem your public shares in connection with any stockholder vote to approve the Transaction (or any other proposed business combination), or if the Company has not consummated a business combination by the Extended Date.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, One State Street, 30th Floor, New York, New York 10004-1561, Attn: Mark Zimkind, mzimkind@continentalstock.com, at least two business days prior to the special meeting or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares.

Certificates that have not been tendered in accordance with these procedures at least two business days prior to the special meeting will not be redeemed for cash. In the event that a public stockholder tenders its shares and decides prior to the special meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

Q. What should I do if I receive more than one set of voting materials?	A. You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your VectoIQ shares.
Q. Who is paying for this proxy solicitation?	A. VectoIQ will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
Q. Who can help answer my questions?

A.        If you have questions, you may write or call VectoIQ’s proxy solicitor:

Morrow Sodali LLC

470 West Avenue

Stamford, CT 06902

Telephone: (800) 662-5200

Banks and brokers can call collect at: (203) 658-9400

Email: VTIQ.info@investor.morrowsodali.com

You may also contact VectoIQ at:

VectoIQ Acquisition Corp.

1354 Flagler Drive

Mamaroneck, NY 10543

Telephone: (646) 475-8506

Attention: Secretary

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

This proxy statement and the documents to which we refer you in this proxy statement contain “forward-looking statements” as that term is defined by the Private Securities Litigation Reform Act of 1995, which we refer to as the Act, and the federal securities laws. Any statements that do not relate to historical or current facts or matters are forward-looking statements. You can identify some of the forward-looking statements by the use of forward-looking words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “should,” “may” and other similar expressions, although not all forward-looking statements contain these identifying words. There can be no assurance that actual results will not materially differ from expectations. Such statements include, but are not limited to, any statements relating to our ability to consummate a business combination, and any other statements that are not statements of current or historical facts. These forward-looking statements are based on information available to the Company as of the date of the proxy materials and current expectations, forecasts and assumptions and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date and the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

These forward-looking statements involve a number of known and unknown risks and uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

•	the ability of the Company to effect the Charter Amendment or consummate a business combination;

•	unanticipated delays in the distribution of the funds from the trust account;

•	claims by third parties against the trust account; or

•	the ability of the Company to finance and consummate a business combination.

You should carefully consider these risks, in addition to the risk factors set forth in our other filings with the SEC, including the registration statement on Form S-4 filed on March 13, 2020 (Registration No. 333-237179), as amended from time to time, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2019. The documents we file with the SEC, including those referred to above, also discuss some of the risks that could cause actual results to differ from those contained or implied in the forward-looking statements. See “Where You Can Find More Information” for additional information about our filings.

BACKGROUND

VectoIQ

We are a Delaware company incorporated on January 23, 2018 for the purpose of entering into a merger, stock exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities.

On May 18, 2018, we consummated our IPO of 23,000,000 units, with each unit consisting of one share of common stock and one redeemable warrant. Each whole warrant entitles the holder to purchase one share of common stock at a price of $11.50. On May 29, 2018, the underwriters exercised their over-allotment option in full to purchase an additional 3,000,000 units. The units were sold at an offering price of $10.00 per unit, generating gross proceeds of $230,000,000.

The units began trading on May 16, 2018 on the Nasdaq Capital Market (“Nasdaq”) under the symbol “VTIQU.” Commencing on June 11, 2018, the securities comprising the units began separate trading. The units, common stock and warrants are trading on Nasdaq under the symbols “VTIQU,” “VTIQ” and “VTIQW,” respectively.

Simultaneously with the consummation of our IPO, we consummated a private placement in which our sponsor, Cowen Investments and certain funds and accounts managed by subsidiaries of BlackRock, Inc. purchased an aggregate of 890,000 units in one transaction and an additional 90,000 units in a separate transaction, in each case at a price of $10.00 per unit, generating total gross proceeds of $9,800,000.

In connection with the IPO, we incurred transaction costs of $5,244,622, consisting of $4,600,000 of underwriting fees and $644,622 of other IPO costs. A total of $232,300,000 from the net proceeds of the sale of the units in the IPO and the private placement were placed in the trust account, with Continental Stock Transfer & Trust Company acting as trustee.

The mailing address of VectoIQ’s principal executive office is VectoIQ Acquisition Corp., 1354 Flagler Drive, Mamaroneck, NY 10543, and its telephone number is (646) 475-8506.

The Transaction

The proposed Transaction with Nikola qualifies as an initial business combination under VectoIQ’s charter, but the Company believes it is likely that it may not be able to complete the Transaction by May 18, 2020. The Charter Amendment is essential to allowing the Company more time to obtain approval for the Transaction at a special meeting of its stockholders and consummate the Transaction prior to July 31, 2020. Approval of the Charter Amendment is a condition to the implementation of the Extension. The Company believes that given the Company’s expenditure of time, effort and money on the proposed business combination with Nikola, circumstances warrant providing public stockholders an opportunity to consider the proposed Transaction.

You are not being asked to vote on the Transaction at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on the Transaction (or any other proposed business combination) if and when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

The Special Meeting

Date, Time and Place. The special meeting of VectoIQ’s stockholders will be held on May 12, 2020 at 11:00 a.m., local time, at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, VA 22102.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the special meeting, if you owned shares of VectoIQ’s common stock at the close of business on April 15, 2020, the record date for the special meeting. You will have one vote per proposal for each share you owned at that time. VectoIQ’s warrants do not carry voting rights.

Votes Required. The affirmative vote (in person or by proxy) of at least 65% of all then outstanding shares of our common stock is required to approve the Charter Amendment. Approval of the Adjournment Proposal requires the affirmative vote (in person or by proxy) of the holders of a majority of the shares of our common stock that are voted at the special meeting. If you do not vote (i.e., you “abstain” from voting on a proposal), your action will have the effect of a vote against the Charter Amendment and no effect on the Adjournment Proposal. Likewise, abstentions and broker non-votes will have the effect of a vote against the Charter Amendment and no effect on the Adjournment Proposal.

At the close of business on the record date, there were 29,640,000 outstanding shares of common stock, including 23,000,000 public shares, each of which entitles its holder to cast one vote per proposal.

If you do not want the Charter Amendment approved, you should vote against the proposal or abstain from voting on the proposal. If you want to obtain your pro rata portion of the trust account in the event the Extension is implemented, which will be paid shortly after the special meeting scheduled for May 12, 2020, you must demand redemption of your shares. Holders of public shares may redeem their public shares regardless of whether they vote for or against the Charter Amendment or abstain.

Proxies; Board Solicitation. Your proxy is being solicited by the Board on the proposals being presented to stockholders at the special meeting to approve the Charter Amendment and the Adjournment Proposal. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the special meeting.

VectoIQ has retained Morrow Sodali LLC to aid in the solicitation of proxies. Morrow Sodali LLC will receive a fee of approximately $17,500, as well as reimbursement for certain costs and out-of-pocket expenses incurred by them in connection with their services, all of which will be paid by VectoIQ. In addition, officers and directors of VectoIQ may solicit proxies by mail, telephone, facsimile, and personal interview, for which no additional compensation will be paid, though they may be reimbursed for their out-of-pocket expenses. VectoIQ will bear the cost of preparing, assembling and mailing the enclosed form of proxy, this proxy statement and other material which may be sent to stockholders in connection with this solicitation. VectoIQ may reimburse brokerage firms and other nominee holders for their reasonable expenses in sending proxies and proxy material to the beneficial owners of our shares.

THE CHARTER AMENDMENT PROPOSAL

Charter Amendment Proposal

VectoIQ is proposing to amend its charter to extend the date by which VectoIQ has to consummate a business combination from May 18, 2020 to the Extended Date.

The Charter Amendment is essential to the overall implementation of the Board’s plan to allow VectoIQ more time to complete a business combination. Approval of the Charter Amendment is a condition to the implementation of the Extension.

If the Charter Amendment proposal is not approved and we have not consummated a business combination by May 18, 2020, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to us to pay taxes (less taxes payable and up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up.

A copy of the proposed amendment to the charter of VectoIQ is attached to this proxy statement as Annex A.

Reasons for the Proposal

VectoIQ’s IPO prospectus and charter provide that VectoIQ has until May 18, 2020 to consummate a business combination. The proposed Transaction with Nikola qualifies as an initial business combination under VectoIQ’s charter, but the Company believes it may not be able to complete the Transaction by May 18, 2020. The Charter Amendment is essential to allowing the Company more time to obtain approval for the Transaction at a special meeting of its stockholders and consummate the Transaction prior to July 31, 2020. Approval of the Charter Amendment is a condition to the implementation of the Extension. The Company believes that given the Company’s expenditure of time, effort and money on the proposed Transaction with Nikola, circumstances warrant providing public stockholders an opportunity to consider the proposed Transaction. The affirmative vote of the holders of at least 65% of all outstanding shares of common stock is required to extend VectoIQ’s corporate existence, except in connection with, and effective upon consummation of, a business combination. Additionally, VectoIQ’s IPO prospectus and charter provide for all public stockholders to have an opportunity to redeem their public shares in the case VectoIQ’s corporate existence is extended as described above. Because VectoIQ continues to believe that a business combination would be in the best interests of VectoIQ’s stockholders, and because VectoIQ may not be able to conclude a business combination within the permitted time period, VectoIQ has determined to seek stockholder approval to extend the date by which VectoIQ has to complete a business combination beyond May 18, 2020 to the Extended Date.

We believe that the foregoing charter provisions were included to protect VectoIQ stockholders from having to sustain their investments for an unreasonably long period, if VectoIQ failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe, however, that given VectoIQ’s expenditure of time, effort and money on the proposed Transaction with Nikola, circumstances warrant providing those who would like to consider the proposed Transaction, inasmuch as VectoIQ is also affording stockholders who wish to redeem their public shares the opportunity to do so, as required under its charter. Accordingly, the Extension is consistent with VectoIQ’s charter and IPO prospectus.

If the Charter Amendment Proposal Is Not Approved

If the Charter Amendment proposal is not approved and we have not consummated a business combination by May 18, 2020, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to us to pay taxes (less taxes payable and up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

VectoIQ’s initial stockholders have waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the trust account with respect to VectoIQ’s warrants which will expire worthless in the event we wind up. VectoIQ will pay the costs of liquidation from its remaining assets held outside of the trust account.

If the Charter Amendment proposal is not approved, the Company will not effect the Extension, and in the event the Company does not complete a business combination on or before May 18, 2020, the trust account will be liquidated and distributed to the public stockholders on a pro rata basis as described above.

If the Charter Amendment Proposal Is Approved

If the Charter Amendment proposal is approved, VectoIQ will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto. VectoIQ will remain a reporting company under the Securities Exchange Act of 1934 and its units, common stock and warrants will remain publicly traded. VectoIQ will then continue to work to complete a business combination by the Extended Date.

If the Charter Amendment proposal is approved, but VectoIQ does not consummate a business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to us to pay taxes (less taxes payable and up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

VectoIQ’s initial stockholders waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up. VectoIQ will pay the costs of liquidation from its remaining assets held outside of the trust account, which it believes are sufficient for such purposes.

You are not being asked to vote on the Transaction (or any other business combination) at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on the Transaction (or any other proposed business combination) when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

If the Charter Amendment proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account and VectoIQ’s net asset value. VectoIQ cannot predict the amount that will remain in the trust account if the Charter Amendment proposal is approved; and the amount remaining in the trust account may be significantly reduced from the approximately $238.4 million that was in the trust account as of March 31, 2020.

Redemption Rights

If the Charter Amendment proposal is approved, the Company will provide the public stockholders making the Election, the opportunity to receive, at the time the Charter Amendment becomes effective, and in exchange for the surrender of their shares, a pro rata portion of the funds available in the trust account, less taxes payable. You will also be able to redeem your public shares in connection with any stockholder vote to approve the Transaction (or any other proposed business combination), or if the Company has not consummated a business combination by the Extended Date.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON May 8, 2020 (TWO BUSINESS DAYS BEFORE THE SPECIAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO OUR TRANSFER AGENT OR TO DELIVER YOUR SHARES TO OUR TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.

In connection with tendering your shares for redemption, you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, One State Street, 30th Floor, New York, New York 10004-1561, Attn: Mark Zimkind, mzimkind@continentalstock.com, prior to the vote for the Charter Amendment or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to the vote at the special meeting ensures that a redeeming holder’s election is irrevocable once the Charter Amendment are approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the special meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $45 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote for the Charter Amendment will not be redeemed for a pro rata portion of the funds held in the trust account. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Charter Amendment is not approved or is abandoned, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Charter Amendment will not be approved or will be abandoned. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Charter Amendment would receive payment of the redemption price for such shares soon after the completion of the Charter Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a pro rata portion of the funds available in the trust account, less taxes payable, calculated as of two days prior to the filing of the amendment to the charter. As of March 31, 2020, this would amount to approximately $10.36 per share, based on the approximate amount of $238.4 million held in the trust account as of March 31, 2020. The closing price of VectoIQ’s common stock on April 17, 2020 was $11.74. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving $1.38 less for each share than if such stockholder sold the shares in the open market.

If you exercise your redemption rights, you will be exchanging your shares of common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent at least two business days prior to the special meeting. If the Charter Amendment is not approved or if it is abandoned, these shares will be returned promptly following the special meeting as described above.

Possible Claims Against and Impairment of the Trust Account

To protect amounts held in the trust account, our sponsor has agreed that it will be liable to ensure that the proceeds in the trust account are not reduced below $10.10 per share by the claims of target businesses or claims of vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us, but we cannot assure you that it will be able to satisfy its indemnification obligations if it is required to do so. Additionally, the agreement entered into by our sponsor specifically provides for two exceptions to the indemnity it has given: it will have no liability (1) as to any claimed amounts owed to a target business or vendor or other entity who has executed an agreement with us waiving any right, title, interest or claim of any kind they may have in or to any monies held in the trust account, or (2) as to any claims for indemnification by the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act. We have not independently verified whether our sponsor has sufficient funds to satisfy its indemnity obligations and believe that our sponsor’s only assets are securities of our company. We have not asked our sponsor to reserve for such indemnification obligations. As a result, if we liquidate, the per-share distribution from the trust account could be less than $10.10 due to claims or potential claims of creditors. We will distribute to all of our public stockholders, in proportion to their respective equity interests, an aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account net of interest that may be used by us to pay our franchise and income taxes payable.

In the event that the proceeds in the trust account are reduced below $10.00 per public share and our sponsor asserts that it is unable to satisfy its obligations or that it has no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against our sponsor to enforce such indemnification obligations. While we currently expect that our independent directors would take legal action on our behalf against our sponsor to enforce such indemnification obligations to us, it is possible that our independent directors in exercising their business judgment may choose not to do so in any particular instance. If our independent directors choose not to enforce these indemnification obligations, the amount of funds in the trust account available for distribution to our public stockholders may be reduced below $10.00 per share.

Required Vote

Approval of the Charter Amendment proposal requires affirmative vote (in person or by proxy) of at least 65% of all then outstanding shares of our common stock. If the Charter Amendment proposal is not approved and VectoIQ is unable to complete a business combination on or before May 18, 2020, it will be required by its charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to us to pay taxes (less taxes payable and up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

All of VectoIQ’s founders, directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Charter Amendment. On the record date, founders, directors and executive officers of VectoIQ and their affiliates beneficially owned and were entitled to vote 6,640,000 shares of common stock representing approximately 22.4% of VectoIQ’s issued and outstanding common stock.

In addition, VectoIQ’s founders, directors, executive officers and their affiliates may choose to buy shares of VectoIQ public common stock in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Charter Amendment proposal and elected to redeem their shares for a portion of the trust account. Any shares of common stock held by affiliates will be voted in favor of the Charter Amendment proposal.

Interests of VectoIQ’s Directors and Officers

When you consider the recommendation of the Board, you should keep in mind that VectoIQ’s executive officers and members of the Board have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•	If the Charter Amendment is not approved and we do not consummate the Transaction (or another business combination) by May 18, 2020 as contemplated by our IPO prospectus and in accordance with our charter, the 4,691,924 shares of common stock and 531,672 warrants held by VectoIQ’s sponsor and certain of its officers, directors and affiliates, which were acquired prior to the IPO for an aggregate purchase price of approximately $5.3 million, will be worthless (as the holders have waived liquidation rights with respect to such shares, and such warrants will expire). Such common stock and warrants had an aggregate market value of approximately $56.5 million based on the last sale price of VectoIQ’s common stock and warrants of $11.74 and $2.75, respectively, on Nasdaq on April 17, 2020;

•	In connection with the IPO, our sponsor agreed that it will be liable under certain circumstances to ensure that the proceeds in the trust account are not reduced by the claims of target businesses or vendors or other entities that are owed money by the Company for services rendered, contracted for or products sold to the Company;

•	All rights specified in VectoIQ’s charter relating to the right of officers and directors to be indemnified by VectoIQ, and of VectoIQ’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If the Transaction (or an alternative business combination) is not approved and VectoIQ liquidates, VectoIQ will not be able to perform its obligations to its officers and directors under those provisions;

•	None of VectoIQ’s executive officers or directors has received any cash compensation for services rendered to VectoIQ. All of the current members of VectoIQ’s board of directors are expected to continue to serve as directors at least through the date of the special meeting and may continue to serve following any potential business combination and receive compensation thereafter;

•	VectoIQ’s officers, directors, initial stockholders and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on VectoIQ’s behalf, such as identifying and investigating possible business targets and business combinations. These individuals have negotiated the repayment of any such expenses upon completion of VectoIQ’s initial business combination. However, if VectoIQ fails to obtain the Extension and consummate a business combination, they will not have any claim against the trust account for reimbursement. Accordingly, VectoIQ will most likely not be able to reimburse these expenses if the proposed business combination is not completed. Although as of the record date, VectoIQ’s officers, directors, initial stockholders and their affiliates had not incurred any unpaid reimbursable expenses, they may incur such expenses in the future;

•	the anticipated continuation of Stephen J. Girsky, VectoIQ's President and Chief Executive Officer and a director, as a director of the Company following the closing of the Transaction; and

•	VectoIQ has entered into an agreement with our sponsor, pursuant to which VectoIQ pays $10,000 per month for office space and general and administrative services. Upon the earlier of completion of a business combination or liquidation, VectoIQ will cease paying these monthly fees. Accordingly, our sponsor may receive payments in excess of the 18 payments originally contemplated, if the Charter Amendment is implemented.

The Board’s Reasons for the Charter Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, the Board has determined that the Charter Amendment proposal is fair to, and in the best interests of, VectoIQ and its stockholders. The Board has approved and declared advisable adoption of the Charter Amendment proposal, and recommends that you vote “FOR” such adoption. The Board expresses no opinion as to whether you should redeem your public shares.

We are a Delaware company incorporated on January 23, 2018 for the purpose of entering into a merger, stock exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. On May 18, 2018, we consummated our IPO of 23,000,000 units, with each unit consisting of one share of common stock and one redeemable warrant. Each whole warrant entitles the holder to purchase one share of common stock at a price of $11.50. On May 29, 2018, the underwriters exercised their over-allotment option in full to purchase an additional 3,000,000 units. The units were sold at an offering price of $10.00 per unit, generating gross proceeds of $230,000,000.

VectoIQ’s IPO prospectus and charter provide that VectoIQ has until May 18, 2020 to consummate a business combination. The proposed Transaction with Nikola qualifies as an initial business combination under VectoIQ’s charter, but the Company believes it may not be able to complete the Transaction by May 18, 2020. The Charter Amendment is essential to allowing the Company more time to obtain approval for the Transaction at a special meeting of its stockholders and consummate the Transaction prior to July 31, 2020. Approval of the Charter Amendment is a condition to the implementation of the Extension. The Company believes that given the Company’s expenditure of time, effort and money on the proposed business combination with Nikola, circumstances warrant providing public stockholders an opportunity to consider the proposed Transaction. The affirmative vote of the holders of at least 65% of all outstanding shares of common stock is required to extend VectoIQ’s corporate existence, except in connection with, and effective upon consummation of, a business combination. Additionally, VectoIQ’s IPO prospectus and charter provide for all public stockholders to have an opportunity to redeem their public shares in the case VectoIQ’s corporate existence is extended as described above. Because VectoIQ continues to believe that a business combination would be in the best interests of VectoIQ’s stockholders, and because VectoIQ may not be able to conclude a business combination within the permitted time period, VectoIQ has determined to seek stockholder approval to extend the date by which VectoIQ has to complete a business combination beyond May 18, 2020 to the Extended Date.

VectoIQ is not asking you to vote on the Transaction at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on the Transaction (or any other proposed business combination) when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

The affirmative vote of the holders of at least 65% of all then outstanding shares of common stock is required to effect an amendment to VectoIQ’s charter that would extend its corporate existence beyond May 18, 2020, except in connection with, and effective upon consummation of, a business combination. Additionally, VectoIQ’s charter requires that all public stockholders have an opportunity to redeem their public shares in the case VectoIQ’s corporate existence is extended as described above. We believe that these charter provisions were included to protect VectoIQ stockholders from having to sustain their investments for an unreasonably long period, if VectoIQ failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe, however, that given VectoIQ’s expenditure of time, effort and money on the proposed Transaction with Nikola, circumstances warrant providing those who would like to consider whether the proposed Transaction with Nikola is an attractive investment with an opportunity to consider such transaction, inasmuch as VectoIQ is also affording stockholders who wish to redeem their public shares the opportunity to do so, as required under its charter. Accordingly, the Extension is consistent with VectoIQ’s charter and IPO prospectus.

After careful consideration of all relevant factors, VectoIQ’s board of directors determined that the Charter Amendment is fair to and in the best interests of VectoIQ and its stockholders.

The Board of Directors recommends that you vote “FOR” the Charter Amendment proposal. The Board of Directors expresses no opinion as to whether you should redeem your public shares.

THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will adjourn the special meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve the Charter Amendment proposal. If the Adjournment Proposal is not approved by our stockholders, the special meeting will not be adjourned to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve any of the Charter Amendment proposal.

Required Vote

If a majority of the shares present in person or by proxy and voting on the matter at the special meeting vote for the Adjournment Proposal, the special meeting will be adjourned as set out above.

All of VectoIQ’s directors, executive officers and their affiliates are expected to vote any shares owned by them in favor of the Adjournment Proposal. On the record date, directors and executive officers of VectoIQ and their affiliates beneficially owned and were entitled to vote 4,691,924 shares of common stock representing approximately 16% of VectoIQ’s issued and outstanding shares of common stock.

Recommendation of the Board

The Board recommends that you vote “FOR” the Adjournment Proposal.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our common stock as of April 17, 2020, by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•	each of our officers and directors; and

•	all our officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the sponsor warrants as these warrants are not exercisable within 60 days of the date of this proxy statement.

We have based our calculation of the percentage of beneficial ownership on 29,640,000 shares of common stock outstanding on April 17, 2020.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage of Outstanding Shares
VectoIQ Holdings, LLC(1)	4,586,132	15.5
BlackRock, Inc.(2)	2,776,207	9.4
Polar Asset Management Partners Inc.(3)	2,573,000	8.7
Karpus Investment Management(4)	2,353,142	7.9
Periscope Capital, Inc.(5)	1,504,400	5.1
Stephen J. Girsky(6)	4,597,581	15.5
Mary Chan(7)	11,448	*
Steve Shindler(8)	11,448	*
Mindy Luxenberg-Grant(9)	11,447	*
Robert Gendelman	15,000	*
Sarah W. Hallac	15,000	*
Richard J. Lynch	15,000	*
Victoria McInnis	15,000	*
All Directors and Executive Officers of VectoIQ as a Group (eight individuals)(10)	4,691,924	15.8

*       Less than 1%.

(1)	The securities held by the sponsor are beneficially owned by Stephen J. Girsky, President and Chief Executive Officer and the manager of the sponsor, who has sole voting and dispositive power over the shares held by the sponsor. Mr. Girsky disclaims beneficial ownership of such securities except to the extent of his pecuniary interest therein. The business address of the sponsor is 1354 Flagler Drive, Mamaroneck, New York 10543.
(2)	Based on an amendment to Schedule 13G filed on February 6, 2020, the registered holders of the referenced shares are funds and accounts under management by investment adviser subsidiaries of BlackRock, Inc. BlackRock, Inc. is the ultimate parent holding company of such investment adviser entities. On behalf of such investment adviser entities, the applicable portfolio managers, as a managing directors of such entities, have voting and investment power over the shares held by the funds and accounts which are the registered holders of the referenced shares. Such portfolio managers expressly disclaim beneficial ownership of all shares held by such funds and accounts. The address of such funds and accounts, such investment adviser subsidiaries and such portfolio managers is 55 East 52nd Street, New York, NY 10055.
(3)	Based on an amendment to Schedule 13G filed on February 13, 2020 filed by Polar Asset Management.
(4)	Based on a Schedule 13G filed on February 14, 2020 by Karpus Management, Inc., d/b/a Karpus Investment Management (“KIM”), accounts managed by KIM (the “Accounts”) have the right to receive all dividends from, and any proceeds from the sale of the shares, and none of the Accounts has an interest in shares constituting more than 5% of the shares outstanding. The address of the principal business office of KIM is 183 Sully’s Trail, Pittsford, New York 14534.
(5)	Based on a Schedule 13G filed on February 14, 2020 by Periscope Capital Inc. (“Periscope”), Periscope is the beneficial owner of 1,222,300 shares of common stock and acts as investment manager of, and exercises investment discretion with respect to, certain private investment funds that collectively directly own 282,100 shares of common stock. The address of the principal business office of Periscope is 333 Bay Street, Suite 1240, Toronto, Ontario, Canada M5H 2R2.
(6)	Includes, in addition to securities held by the sponsor as described in footnote (1) above, 11,449 shares of common stock owned directly by Mr. Girsky. The business address of Mr. Girsky is 1354 Flagler Drive, Mamaroneck, New York 10543.
(7)	Ms. Chan holds economic interests in the sponsor and pecuniary interests in the securities held by the sponsor. Ms. Chan disclaims beneficial ownership of such securities except to the extent of her pecuniary interest therein. The business address of Ms. Chan is 1354 Flagler Drive, Mamaroneck, New York 10543.
(8)	Mr. Shindler holds economic interests in the sponsor and pecuniary interests in the securities held by the sponsor. Mr. Shindler disclaims beneficial ownership of such securities except to the extent of her pecuniary interest therein. The business address of Mr. Shindler is 1354 Flagler Drive, Mamaroneck, New York 10543.
(9)	Ms. Luxenberg-Grant holds economic interests in the sponsor and pecuniary interests in the securities held by the sponsor. Ms. Luxenberg-Grant disclaims beneficial ownership of such securities except to the extent of her pecuniary interest therein. The business address of Ms. Luxenberg-Grant is 1354 Flagler Drive, Mamaroneck, New York 10543.
(10)	See footnotes (6) through (9).

STOCKHOLDER PROPOSALS

If the Charter Amendment is approved, we anticipate that the 2021 annual meeting of stockholders will be held no later than December 31, 2021. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2021 annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act.

In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not less than 90 days and not more than 120 days prior to the date for the preceding year’s annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within 30 days before or after such anniversary date, notice by the stockholder to be timely must be so received no earlier than the opening of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address in the future, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•	If the shares are registered in the name of the stockholder, the stockholder may notify us of his or her request by calling or writing Morrow Sodali LLC, VectoIQ’s proxy solicitor, at 470 West Avenue, Stamford, CT 06902, telephone number: (800) 662-5200, email: VTIQ.info@investor.morrowsodali.com; or

•	If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly; banks or brokers may call Morrow Sodali LLC collect at (203) 658-9400.

WHERE YOU CAN FIND MORE INFORMATION

We file annual and quarterly reports and other reports and information with the SEC. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the SEC’s website, located at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the SEC.

Any requests for copies of information, reports or other filings with the SEC should be directed to VectoIQ Acquisition Corp., 1354 Flagler Drive, Mamaroneck, NY 10543, Attention: Secretary.

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than May 1, 2020.

ANNEX A

PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
VECTOIQ ACQUISITION CORP.

May 12, 2020

VectoIQ Acquisition Corp., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1.                   The name of the Corporation is “VectoIQ Acquisition Corp.” The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on January 23, 2018. The Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate”) was filed with the Secretary of State of the State of Delaware on May 15, 2018;

2.                   This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate.

3.                   This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the Board of Directors of the Corporation and the holders of at least 65% of the outstanding shares of the common stock of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4.                   The text of Section 9.1(b) is hereby amended and restated to read in full as follows:

“(b)          Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ option to purchase additional units) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission on April 19, 2018, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by July 31, 2020 (the “Termination Date”) and (iii) the redemption of Offering Shares in connection with a vote seeking to amend any provisions of this Amended and Restated Certificate relating to pre-initial Business Combination activity (as described in Section 9.7) and related stockholders’ rights, including the substance or timing of the Corporation’s obligation to redeem the Offering Shares pursuant to Section 9.2(d). Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are affiliates of the Corporation, VectoIQ Holdings, LLC (the “Sponsor”) or officers or directors of the Corporation) are referred to herein as “Public Stockholders.”

5.                   The text of Section 9.2(d) is hereby amended and restated to read in full as follows:

“(d)          In the event that the Corporation has not consummated an initial Business Combination by the Termination Date, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (which shall be net of taxes payable and less up to $100,000 to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.”

A-1

Preliminary Proxy Card

VECTOIQ ACQUISITION CORP.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON
May 12, 2020

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated April 20, 2020, in connection with the Special Meeting to be held on May 12, 2020 at 11:00 a.m., local time, at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, VA 22102 and hereby appoints and , and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of VectoIQ Acquisition Corp. (the “Corporation”) registered in the name provided, which the undersigned is entitled to vote at the Special Meeting of Stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on May 12, 2020: This notice of meeting and the accompany proxy statement are available at https://www.cstproxy.com/vectolqacquisitioncorp/sm2020.

FOR	AGAINST	ABSTAIN

Proposal 1 — The Charter Amendment

To amend VectoIQ’s Amended and Restated Certificate of Incorporation to extend the date by which the Company has to consummate a business combination (the “Extension”) from May 18, 2020 to July 31, 2020, and permit holders of public shares to redeem their shares for their pro rata portion of the trust account.

☐	☐	☐

FOR	AGAINST	ABSTAIN

Proposal 2 — Adjournment of the Meeting

To adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve any of the foregoing proposal.

☐	☐	☐

Dated: 2020

Stockholder’s Signature

Stockholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.